UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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GreenHunter Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1048 Texan Trail
Grapevine, TX 76051
Notice of Annual Meeting of Stockholders
To our Stockholders:
          You are hereby notified that our 2010 Annual Meeting of Stockholders of GreenHunter Energy, Inc. (the “Company”) will be held at our corporate offices located at 1048 Texan Trail, Grapevine, Texas 76051, on Friday, October 29, 2010, at 10:30 A.M., Central Time (CST) for the following purposes:
(1)	To elect two (2) Directors for a term of three (3) years each or until their respective successors are duly qualified and elected;

(2)	To consider and vote upon a proposal by the Board of Directors to ratify the Company’s 2010 Long-Term Incentive Compensation Plan;

(3)	To ratify the appointment of Hein & Associates as the Company’s independent auditors to examine the accounts of the Company for the fiscal year ending December 31, 2010; and

(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
          The Board of Directors has fixed Wednesday, September 15, 2010, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Only holders of record of GreenHunter Energy, Inc.’s (i) Common Stock, par value $.001 per share, (ii) 2007 Series A 8% Convertible Preferred Stock and (iii) 2008 Series B Convertible Preferred Stock at the close of business on the Record Date are entitled to vote on all matters coming before the meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be maintained in the Company’s offices at 1048 Texan Trail, Grapevine, Texas 76051 for ten days prior to the meeting.
          Your vote is important. The voting stock of the Company should be represented as fully as possible at the meeting. The enclosed proxy is solicited by the Board of Directors of the Company. Whether or not you plan to attend the meeting in person, please mark, execute, date and return the enclosed proxy in the envelope provided, which requires no postage if mailed within the United States. The return of the enclosed proxy will not affect your right to vote in person if you do attend the meeting. If your shares are held in a street name by a broker or bank, you will need to obtain a written proxy from the broker, bank or other nominee holding your shares to be able to vote at the meeting.

By Order of the Board of Directors

Grapevine, Texas	Gary C. Evans
September 15, 2010	Chairman and Chief Executive Officer
WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.
          Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held October 29, 2010. The proxy statement and annual report to stockholders are available at: www.greenhunterenergy.com and www.shareholdervote.info

GreenHunter Energy, Inc.
1048 Texan Trail
Grapevine, TX 76051

PROXY STATEMENT

          The proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s Annual Meeting of Stockholders, which will be held on Monday, October 29, 2010, at 10:30 A.M., Central Time (CST), at our corporate offices located at 1048 Texan Trail, Grapevine, Texas 76051, or any adjournment thereof.
          We anticipate that this proxy statement, proxy card and our 2009 annual report to stockholders will be mailed on or before September 20, 2010.
RECORD DATE AND VOTING SECURITIES OUTSTANDING
          Our Board of Directors has fixed the record date for the annual meeting as of the close of business on, September 15, 2010. Holders of the Company’s Common Stock, at the close of business on the record date will be entitled to one vote per share on all proper business brought before the Meeting. At the close of business on September 15, 2010, the record date fixed for the determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding 22,116,464 shares of the Company’s Common Stock, $.001 par value (the “Common Stock”).
          In addition, the holders of the Company’s 2007 Series A 8% Convertible Preferred Stock and 2008 Series A Convertible Preferred Stock are entitled, on all matters submitted for a vote of the holders of shares of Common Stock, to a number of votes per share equal to the number of shares of Common Stock issuable upon conversion of one share of the 2007 Series A 8% Convertible Preferred Stock and 2008 Series B Convertible Preferred Stock on the date of such vote. As of September 15, 2010, there are currently 6,750 shares of 2007 Series A 8% Convertible Preferred Stock issued and outstanding, which are convertible into 1,350,000 shares of Common Stock and 10,575 shares of 2008 Series A Convertible Preferred Stock issued and outstanding, which are convertible into 1,410,000 shares of Common Stock.
VOTING OF SECURITIES
          A proxy card is included with this statement. In order to be valid and acted upon at the annual meeting, your proxy card must be received by the secretary of GreenHunter Energy, Inc. or by the transfer agent, Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas, 75034, before the time set for the holding of the meeting or any adjournment thereof.
          If you submit a proxy, you may revoke it any time prior to the meeting, or if you attend the meeting personally, you may revoke your proxy at that time and vote in person. In addition, you may revoke your proxy by any later dated proxy. A later dated written proxy may be deposited at either our registered office or our principal place of business, at any time up to the time of the meeting, or with the Chairman of the meeting on the day of the meeting. However, you should note that your mere presence at the meeting will not constitute a revocation of a previously submitted proxy. If your shares are held in a street name by a broker or bank, you will need to obtain a written proxy from the broker, bank or other nominee holding your shares to be able to vote at the meeting.
          The presence at the Meeting, in person or by proxy, of the holders of a majority of such outstanding shares will constitute a quorum. All matters brought before the Meeting will be decided by a majority of the shares represented in person or by proxy. Stockholders do not have cumulative voting rights in the election of directors.

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If you do not wish to vote for a particular nominee, you must clearly identify such nominee on your proxy card. We will include abstentions in the vote totals, which means that they have the same effect on each proposal as a negative vote. However, broker non-votes, if any, will not be included in the vote totals and therefore will not have any effect.
          The Board of Directors does not intend to bring any matter before the meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. However, if any other matters properly come before the meeting, then the persons named in the enclosed proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment in such matters. If the enclosed proxy is properly executed and returned prior to voting at the meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted “FOR” the nominees of the Board of Directors and “FOR” the remaining proposal(s). Our Board has designated Gary C. Evans and/or Morgan F. Johnston to serve as proxies.
PERSONS MAKING THE SOLICITATION
          We will bear all the costs incurred in the preparation and mailing of the proxy, proxy statement, notice of annual meeting and annual report. In addition to solicitation by mail, our directors, officers or employees may solicit proxies by personal interviews, telephone or other means of communication. If they do so, these individuals will not receive any special compensation for these services. We may also retain a proxy solicitor to assist us with the distribution and solicitation of proxies for the meeting at our expense.
PROPOSAL I.
ELECTION OF DIRECTORS
          The Bylaws of the Company divide the Board of Directors into three (3) classes of Directors serving staggered three-year terms, with one class to be elected at each Annual Meeting. The Board of Directors has currently set the number of board members at four. There are two members in the Class I director group, one member in the Class II director group and one member in the Class III director group. Mr. Jonathan D. Hoopes, elected to the Board in October of 2009, joined the Class I director group and is a nominee for Director being voted upon at this meeting.
          At this year’s meeting two (2) Directors from the Class I director group are to be elected for a term of three (3) years, each to hold office until the expiration of his term in 2013 or until a successor shall have been qualified and elected. The terms of the remaining Directors will continue as indicated below.
          The shares represented by proxies, returned duly executed, will be voted, unless otherwise specified, in favor of the two (2) nominees for the Board of Directors named below. Each of the nominees is now serving as a Director.
THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE TWO (2) NOMINEES AS DIRECTORS OF THE COMPANY.
          The names, ages, offices held, period of time served as a director and the principal occupation of each person nominated for election as a director are as follows:

Class	Name	Age	Offices Held	Director Since
I	Jonathan D. Hoopes	43	Director, President and COO	October 2009
I	Ronald H. Walker(1)(2)(3)	73	Director	November 2007
II	Ronald D. Ormand (1)(2) (3)	52	Director	June 2009
III	Gary C. Evans	53	Chairman and CEO	December 2006

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating/Corporate Governance Committee

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Directors
Class I Directors
Jonathan D. Hoopes – Director, President and COO
          Mr Hoopes has served as a Director, President and Chief Operating Officer of the Company since October 1, 2009. Mr. Hoopes is a fifteen-year veteran of Wall Street who has spent most of his professional career in the investment banking and financial services industry with a focus on the traditional and renewable energy sectors as well as the information technology sector. He has served in various capital markets, investment banking, and equity research roles at Goldman Sachs, Deutsche Bank, and UBS in London, Hong Kong and New York. Most recently, Mr. Hoopes served as Managing Director at Think Equity, LLC where he led two teams of research analysts in the alternative energy and technology sectors. Mr. Hoopes has also provided cross-border strategic advisory services to clients in the energy technology and renewable energy sectors. He holds an MBA in International Finance from the Wharton School and an MA in East Asian Studies from the University of Pennsylvania.
Ronald H. Walker – Director
          Ronald H. Walker has been a director of the company since November 1, 2007. Mr. Walker currently serves as the President of the Richard Nixon Foundation. Prior to his retirement in 2001, Mr. Walker was a senior partner with Korn/Ferry International, the world’s largest executive search firm, for over 20 years. At Korn/Ferry, Mr. Walker’s client base included the Fortune 100 companies. Mr. Walker’s extensive record of government services includes Special Assistant to the President of the United States from 1969 to 1972 where he was the founder and first director of the White House Advance Office. In this position, he was responsible for planning and coordinating all Presidential travel both domestic and international. Those visits included all 50 states and 25 countries. He personally directed the preparations for the President’s historic trips to the People’s Republic of China and Russia.
          President Nixon appointed Mr. Walker the 8th Director of the National Park Service in December 1972 where he served until 1975. In this position, he was charged with the preservation and care of the country’s 300 National Park System areas encompassing 300 million acres of land. He administered a budget of $350 million and managed 15,000 employees who served the 230 million people that visit America’s parklands annually.
          Mr. Walker previously served as a consultant to the White House Personnel Office. He has also served as a senior advisor to four Presidents and on Special Diplomatic assignments abroad. In addition, he has served as a senior advisor to nine Republican Conventions, highlighted by his Chairmanship and position of CEO of the 1984 Republican National Convention held in Dallas, Texas. At the request of President Ronald Reagan, he also chaired the 50th Presidential Inauguration.
          Mr. Walker has served on numerous Boards, both public and private, including being a public sector member of the United States Olympic Committee (USOC), the National Collegiate Athletic Association (NCAA), Kennedy Center, Vice Chair of the President’s Council on Physical Fitness and Sports, past chairman of the Freedom’s Foundation at Valley Forge, the National Park Foundation, Grand Teton National Park Foundation, Ford’s Theatre, and Vice Chairman of the Bicentennial of the U.S. Constitution.
          Mr. Walker is a distinguished graduate from the University of Arizona with a BA in Government and American History. He also served in the US Army reaching the rank of captain.
          Our Board of Directors recommends that stockholders vote FOR each of the foregoing directors. Unless otherwise directed by a proxy marked to the contrary, it is the intention of management to vote proxies FOR the election of the foregoing nominees as directors.

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Class II Director
Ronald D. Ormand
          Mr. Ormand has been a Director of the Company since June 5, 2009. Mr. Ormand has over twenty five years of investment and commercial banking experience in the energy industry. Currently, Mr. Ormand serves as Executive Vice President and Chief Financial Officer for Magnum Hunter Resources Corporation (NYSE Amex: MHR) and previously served as President of Perugia Advisors, Inc, a financial advisory and private investment firm focused on the energy industry. Mr. Ormand served as President, Chief Financial Officer and member of the Board of Directors of Tremisis Energy Acquisition II, Corp., (“Tremisis II”) a special purpose acquisition company focused on energy and environmental projects until the sale of a majority interest in Tremisis II to a Korean Investment group in March 2009. Mr. Ormand remains as a member of the Board of Directors of Tremisis II.
          From 2005 to 2007, he served as Managing Director and Head of the North American Oil and Gas Investment Banking group at West LB AG. From 1988 until December 2004, Mr. Ormand was with CIBC World Markets and Oppenheimer & Co., and served as Managing Director and Head of CIBC World Markets’ U.S. Oil and Gas Investment Banking Group. Mr. Ormand received his B.A. in Economics in 1980 and his M.B.A. in Finance and Accounting in 1982 from the University of California Los Angeles, and studied Economics at Cambridge University, England in 1979.
Class III Director
Gary C. Evans – Chairman and Chief Executive Officer
          Gary C. Evans is the Chairman and Chief Executive Officer and founder of GreenHunter Energy. Mr. Evans served as the Company’s President from inception until October 1, 2009. Mr. Evans has been Chairman and Chief Executive Officer of Magnum Hunter Resources Corporation (NYSE Amex: MHR) since May 2009.
          During twenty years ending in April 2005, Mr. Evans served as Chairman, President and Chief Executive Officer of Magnum Hunter Resources, Inc. (a New York Stock Exchange listed company) and Chairman and Chief Executive Officer of all of the Magnum Hunter subsidiaries since their formation or acquisition dating back to 1985. Mr. Evans founded the predecessor company, Hunter Resources, Inc., that was merged into and formed Magnum Hunter Resources, Inc. until its merger with Cimarex Energy, Inc. (NYSE: XEC) during June 2005 in a $2.2 billion transaction. Magnum Hunter Resources, Inc. was in the business of exploration and production of crude oil and natural gas. From 1978 to 1985, Mr. Evans was employed in the banking profession and was associated with the Mercantile Bank of Canada, where he held various positions including Vice President and Manager of the Energy Division of the Southwestern United States, and BancTexas, N.A. f/k/a/ National Bank of Commerce.
          Mr. Evans currently serves as the Lead Director of Novavax, Inc., a NASDAQ listed pharmaceutical company. Mr. Evans serves as an Individual Trustee of TEL Offshore Trust, a NASDAQ listed oil and gas trust. Mr. Evans also serves on the Board of Advisors of the Maguire Energy Institute at Southern Methodist University. Mr. Evans was recognized by Ernst and Young as the Southwest Area 2004 Entrepreneur of the Year for the Energy Sector and was subsequently inducted into the World Hall of Fame for Ernst & Young Entrepreneurs.
PROPOSAL II.
RATIFICATION OF THE COMPANY’S 2010 LONG-TERM INCENTIVE COMPENSATION PLAN
          In September, 2010, the Company adopted its 2010 Long-Term Incentive Compensation Plan (the “Incentive Plan”), which provides for equity incentives to be granted to employees, officers or directors of the Company, as well as key advisers or consultants. Equity incentives may be in the form of stock options with an exercise price not less than the fair market value of the underlying shares on the date of grant, stock appreciation rights, restricted stock awards, stock bonus awards, other stock-based awards, or any combination of the

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foregoing. A maximum of 5,000,000 shares of Common Stock were authorized for issuance under the Incentive Plan.
          The Company is seeking stockholder ratification and approval for the Incentive Plan. By allowing the Company to offer key personnel long-term equity-based compensation, the Board of Directors believes that the Incentive Plan will enable the Company to attract, motivate and retain individuals of superior talent to direct and manage the Company.
          Certain provisions of the Incentive Plan are summarized below. The complete text of the Incentive Plan, as amended, is attached to this proxy statement as Annex A.
          Description of the Incentive Plan. The Incentive Plan provides for the grant of incentive stock options, non-statutory options, shares of restricted stock, stock appreciation rights (“SARs”), stock bonus awards and other stock-based awards. Awards under the Incentive Plan may be made to key employees, including officers and directors who may be employees, and to key non-employee consultants or advisors.
          The Incentive Plan is administered by the Compensation Committee. The Committee has full authority, subject to the terms of the Incentive Plan, to determine the individuals or class of individuals to whom awards are made, the number of shares of Common Stock represented by each award, the date or dates on which options are granted and exercisable, the exercise price of options, and the date or dates on which SARs, restricted stock, stock bonus awards or other stock awards will be issued, vested or exercisable.
          Description of Options under the Incentive Plan. The Incentive Plan authorizes the award of both incentive stock options, for which option holders may receive favorable tax treatment under the Code, and nonstatutory options, for which option holders do not receive special tax treatment. For further information regarding the tax treatment of options granted under the Incentive Plan, see “Tax Treatment of Awards” below.
          Incentive stock options may be granted only to employees. Nonstatutory stock options may be granted to employees, directors, consultants and advisors. The exercise price of each option will be determined by the Compensation Committee, and may be equal to or greater than the fair market value of the stock on the date of grant of the option, provided that the exercise price of an incentive stock option granted to an employee who owns more than 10% of the Common Stock may not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant.
          The optionee may pay the exercise price (i) in cash, (ii) by delivering shares of Common Stock having a fair market value on the date of exercise equal to the exercise price of the option, or (iii) by payment through a broker in accordance with cashless exercise procedures permitted by Regulation T of the Federal Reserve Board.
          Options vest according to the terms and conditions determined by the Compensation Committee and specified in the option agreement. The Committee will determine the term of each option up to a maximum of ten years from the date of grant; provided that the term of an incentive stock option granted to an employee who owns more than 10% of the Common Stock may not exceed five years from the date of grant. The Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.
          Description of Stock Appreciation Rights. An SAR is an award that entitles the holder to receive an amount equal to the difference between (1) the fair market value of the shares of Common Stock at the time of exercise of the SAR and (2) the fair market value of the shares of Common Stock on the date that the SAR was granted. Under the Incentive Plan, this amount is paid to the holder upon the exercise of an SAR in the form of cash or shares of Common Stock (valued at their fair market value at the time of exercise) or a combination thereof.
          Description of Restricted Stock. Restricted stock awards are grants of Common Stock subject to vesting over a required period of employment or service following the date an award is granted, (the “restricted period”), and any other conditions established by the Compensation Committee. The Compensation Committee may in its sole discretion grant restricted stock at no cost to a participant or it may establish a purchase price that may be less than the fair market value of a share of Common Stock on the date of grant. A recipient of a restricted stock award will become the holder of shares of Common Stock free of all restrictions if he or she completes the restricted period

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and satisfies any other conditions; otherwise, the shares will be forfeited. The recipient of the restricted stock may not sell, pledge or otherwise encumber or dispose of restricted stock until the conditions imposed by the Committee have been satisfied. The Committee may accelerate the termination of the restricted period or waive any other conditions with respect to any restricted stock.
          Stock Bonus Awards and Other Stock-Based Awards. Stock bonus awards consist of awards of shares of Common Stock that are subject to the achievement of performance objectives set by the Compensation Committee. Other stock-based awards include awards that are in some way related to the Common Stock, including, without limitation, purchase rights, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified subsidiaries of the Company. Other stock-based awards may be awarded either alone or in addition to or in tandem with any other awards under the Incentive Plan or any other plan of the Company.
          New Plan Benefits. Awards to be received by individual participants are not determinable because the Compensation Committee determines the amount and nature of any award under the Incentive Plan in its sole discretion at the time of grant. As a result, the benefits that might be received by participants receiving discretionary grants under the Incentive Plan are not determinable.
          Loans. The Compensation Committee may, in its sole discretion, provide for loans to persons in connection with all or any part of an award under the Incentive Plan. Any loan made pursuant to the Incentive Plan will be evidenced by a loan agreement, promissory note or other instrument containing such terms and conditions as the Compensation Committee shall prescribe. Notwithstanding the foregoing, each loan must comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.
          Tax Treatment of Awards. The discussion below summarizes the expected federal income tax treatment of awards under the Incentive Plan, under currently applicable laws and regulations. It is only a summary of the effect of U.S. federal income taxation upon recipients of awards and the Company with respect to the grant and exercise of awards under the Incentive Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a recipient’s death or the income tax laws of any municipality, state or foreign country in which the recipient’s income or gain may be taxable.
          Stock Options. Under federal tax law, upon the grant of a nonstatutory stock option, no taxable income will be realized by the optionee, and the Company will not be entitled to any tax deduction. Upon exercise of a nonstatutory stock option, an optionee will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of the Common Stock on the date of exercise (the “Spread at Exercise”). The Company will be entitled to a corresponding tax deduction.
          Upon the grant of an incentive stock option, no taxable income will be realized by an optionee, and the Company will not be entitled to any tax deduction. If an optionee exercises the option, without having ceased to be an employee at any time during the period from the grant of the option until three months before its exercise, then generally, no such taxable income or deduction will result at the time of the exercise of such option. If no “disqualifying disposition” of the stock transferred to an optionee upon exercise of the option is made by the option holder (i.e., no disposition occurs within the period that ends on the later to occur of one year after such stock is so transferred and two years after the grant of the option), any profit (or loss) realized by an optionee from a sale or exchange of such stock will be treated under the Code as long-term capital gain (or loss), and no tax deduction will be allowable to the Company with respect thereto. When an optionee exercises an incentive stock option, the Spread at Exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax provisions of the Code. If a disqualifying disposition of such stock is made by an option holder, the disposition will result in ordinary income at the time of the disposition in an amount equal to the lesser of (1) the gain on the sale or (2) the Spread at Exercise. If the gain exceeds the Spread at Exercise, the excess is a short-term or long-term capital gain depending upon how long the shares are held prior to the sale. If the stock is sold for less than the exercise price, failure to meet the holding period requirement generally will result in a short-term or long-term capital loss, depending upon how long the shares have been held before the sale, equal to the difference between the exercise price and the sale price.

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          SARs. Under current federal tax law, upon the grant of an SAR, no taxable income will be realized by the holder, and the Company will not be entitled to any tax deduction. Upon exercise of an SAR, the holder will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the fair market value of the Common Stock on the date of grant of the SAR and the fair market value of the Common Stock on the date of exercise. The Company will be entitled to a corresponding tax deduction at the time of exercise.
          Restricted Stock Awards. A recipient generally does not recognize taxable income on the grant of shares of restricted stock, but does recognize ordinary income on the vesting date in an amount equal to the fair market value of the shares on that date. Any dividends paid on the shares of restricted stock before the vesting date are also taxable as compensation income upon receipt.
          However, a recipient may elect to recognize income upon the grant of shares of restricted stock, rather than when the recipient’s interest is freely transferable and no longer subject to a substantial risk of forfeiture, equal to the fair market value of the shares on the date of the award. If the recipient makes this election, dividends paid with respect to the restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as qualified dividend income, and the recipient will not recognize additional income when the restrictions applicable to the shares of restricted stock lapse. The recipient will not be entitled to any deduction if, after making this election, he or she forfeits any of the shares of restricted stock. If shares of restricted stock are forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income tax paid on the shares. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture. The Company will be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of shares restricted stock, subject to the limitations of Section 162(m).
          Stock Bonus Awards. A recipient does not recognize taxable income on the grant of stock bonus awards, but does recognize ordinary income, to the extent that the designated performance measures are satisfied, when the cash or shares of Common Stock are delivered to the participant. The amount of this ordinary income will be the fair market value of the shares on the date of delivery, plus the amount of any cash payable or paid, as applicable. Any dividends paid on stock bonus awards are also taxable as compensation income upon payment. The Company will be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of stock bonus awards, subject to the limitations of Section 162(m).
          Withholding. The Company will retain the right to deduct or withhold, or require the recipient to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, required by law or regulation to be withheld with respect to any taxable event as a result of the Incentive Plan.
          Change in Control and Excess Parachute Payments. The accelerated vesting of awards upon a change in control could result in a participant being considered to receive “excess parachute payments” (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant. If so, the Company would not be able to deduct the excess parachute payments.
          Section 162(m) Limitations. Section 162(m) of the Code generally places a $1,000,000 annual limit on a company’s tax deduction for compensation paid to a “covered employee.” A “covered employee” is an employee who is, on the last day of the company’s taxable year in which the deduction would otherwise be claimed, the company’s chief executive officer or one of the other four highest paid officers named in its proxy statement. This limit does not apply to compensation that satisfies the applicable requirements for a performance-based compensation exception, one of which is that stockholders approve the material terms of the compensation.
          The Incentive Plan incorporates the requirements for the performance-based compensation exception applicable to options and SARs, so that all such awards should qualify for the exception. In addition, the Compensation Committee may grant other awards designed to qualify for this exception. However, the Committee reserves the right to grant awards that do not qualify for this exception, and in some cases, including a change in control, the exception may cease to be available for some or all awards (including options and SARs) that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to the Company.

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          The summary of federal income tax consequences set forth above is for general informational purposes only and may not be applicable to all individuals. Participants should consult their own tax advisors for a determination as to the specific tax consequences applicable to them.
          The ratification of the Company’s 2010 Incentive Plan requires the affirmative vote of a majority of the votes cast at the annual meeting.
          Our Board of Directors recommends that you vote “FOR” the ratification of the 2010 Incentive Plan. Proxies will be so voted unless stockholders specify otherwise in their proxies.
PROPOSAL III.
INDEPENDENT PUBLIC ACCOUNTANTS
          It is the recommendation of our Audit Committee to appoint the firm of Hein & Associates as independent auditors of the Company for its fiscal year ended December 31, 2010, and is submitting such selection to the Company’s stockholders for their ratification. The Board recommends that such appointment be approved by the stockholders. The affirmative vote of a majority of the shares of Common Stock present or represented at the meeting is necessary to ratify the appointment of Hein & Associates. A representative of Hein & Associates is expected to be present at the meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. If the foregoing proposal is not approved, or if Hein & Associates declines to act or otherwise becomes incapable of performing, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to fiscal year 2010 will be subject to approval by the stockholders at the 2011 Annual Meeting.
Principal Accounting Fees and Services

	For the Year Ended December 31,
	2009	2008	2007
Audit (a)	$181,953	$177,382	$74,501
Tax preparation fees	12,575	26,133	10,576
All other fees (b)	10,380	11,976	45,078

TOTAL	$204,908	$215,491	$130,155

(a)	Includes fees paid to Hein & Associates for our annual audit and quarterly reviews and services in connection with our filing of registration statements.

(b)	Includes fees paid to Hein & Associates for the agreed upon procedures related to an EPA report for BioFuels.
     Based on the recommendation of our Audit Committee, our Board of Directors recommends that stockholders vote FOR the appointment of Hein & Associates LLP as auditor. Unless otherwise directed by a proxy marked to the contrary, it is the intention of management to vote proxies FOR the appointment of Hein & Associates LLP as auditor.
Corporate Governance
          The business, property and affairs of the Company are managed by the Chief Executive Officer under the direction of the Board of Directors. The Board has responsibility for establishing broad corporate policies and for overall performance and direction of the Company, but is not involved in the day-to-day operations. Members of the Board keep informed of the company’s business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with the Chief Executive Officer and other officers.
          The Board has adopted corporate governance guidelines that addresses significant issues of corporate governance and set forth the procedures by which the Board carries out its responsibilities. Among the areas

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addressed by the guidelines are director qualifications and responsibilities, Board committee responsibilities, selection and election of directors, director compensation and tenure, director orientation and continuing education, access to management and independent advisors, succession planning and management development, board meetings and board and committee performance evaluations. The Board’s Nominating/Corporate Governance committee is responsible for assessing and periodically reviewing the adequacy of these guidelines.
     The guidelines provide that at least a majority of the members of the Board must be independent as required by NYSE Amex corporate governance listing standards. The Board has affirmatively determined that all directors, with the exception of Mr. Gary C. Evans, Chairman and CEO, and Mr. Jonathan D. Hoopes, President and COO, qualify as independent directors under these standards based on its review of all relevant facts and circumstances.
     The company also has an audit committee established in accordance with the requirements of the NYSE Amex and the Securities Exchange Act of 1934, as amended. As the Company qualifies as a smaller reporting company, the audit committee is currently comprised of two independent directors: Mr. Ronald D. Ormand, Chairman, and Mr. Ronald H. Walker. The Board of Directors has also determined that Mr. Ormand qualifies as an audit committee financial expert as defined in item 401(h) of Regulation S-K. No member of the Audit Committee serves on the audit committees of more than two other public companies.
Code of Conduct and Ethics
          We have a code of conduct and ethics that applies to its officers, employees and directors. This code assists employees in resolving ethical issues that may arise in complying with our policies. Our senior financial officers are also subject to the code of ethics for senior financial officers. The purpose of these codes is to promote, among other things:
•	ethical handling of actual or apparent conflicts of interest;

•	full fair and accurate and timely disclosure in filings with the Securities and Exchange Commission and other public disclosures;

•	compliance with the law and other regulations;

•	protection of the Company’s assets;

•	insider trading policies; and

•	prompt internal reporting of violations of the codes.
          Both of these codes are available on our website at www.greenhunterenergy.com. We will provide these codes free of charge to stockholders who request them. Any waiver of these codes with respect to officers and directors of the company may be made only by the Board of Directors and will be disclosed to stockholders on our website, along with any amendments to these codes.
Communication with the Board
          The Board has approved the process that stockholders or other interested parties may use in contacting the members of the Board. All parties wishing to communicate with the Board should address letters to:
GreenHunter Energy, Inc.
Attention: Corporate Secretary
1048 Texan Trail
Grapevine, Texas 76051
     In addition, interested parties may e-mail the corporate secretary at: mjohnston@greenhunterenergy.com. All such communications will be forwarded by the Secretary directly to the Board.
Identification of Director Candidates
          Our Nominating/Corporate Governance Committee is responsible for identifying and reviewing director candidates to determine whether they qualify for and should be considered for membership on the Board. The

9

Committee seeks candidates from diverse business and professional backgrounds with outstanding integrity, achievements, judgment and other skills and experience that will enhance the Board’s ability to serve the long-term interests of stockholders. Members of the Board will be asked to submit recommendations when there is an opening or anticipated opening for a director position. The Nominating/Corporate Governance Committee may also use outside sources or third parties to find potential Board member candidates, and similarly may use the services of outside sources or a third party to identify, evaluate or assist in identifying or evaluating nominees brought to their attention.
          The Nominating/Corporate Governance Committee will also consider director candidates recommended by the stockholders. For the 2011 annual meeting of stockholders, any such recommendation should be submitted in writing on or before January 31, 2011, to permit adequate time for review by the Committee. The recommendation should also provide the reasons supporting a candidate’s recommendation, the candidate’s qualifications, the candidate’s consent to being considered as a nominee, and a way to contact the candidate to verify his or her interest and to gather further information, if necessary. In addition, the stockholder should submit information demonstrating the number of shares he or she owns. Stockholders may send recommendations for director candidates to the address listed above under “Communication with the Board.” Stockholders who wish to nominate an individual to the Board must follow the advance notice and other requirements of the Company’s Bylaws.
BOARD MEETINGS, ATTENDANCE AND COMMITTEES
          The Board met four times during the year ended December 31, 2009, including telephone meetings. All directors attended at least 75% of the meetings held. The Board took all other actions by unanimous written consent during 2009. In addition, all directors attended at least 75% of all meetings of each of the committees on which they served. Mr. Evans, Chairman of the Board, acts as chairman of each Board meeting.
          The Company’s non-management directors, which are all of the Board members other than Mr. Evans and Mr. Hoopes, meet at regularly scheduled executive sessions without management. The non-management directors at each meeting determine by vote who shall serve as the presiding director at those executive sessions. Persons wishing to communicate with the non-management directors may do so by writing to them at the corporate headquarters in care of the Secretary, marked Privileged and Confidential.
          The Company encourages the directors to attend, but does not have a policy that all of the directors must be present at the annual meeting of stockholders. The Board has an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee.
Audit Committee Report
          The following is the report of the Audit Committee for the year ended December 31, 2009.
     Management is responsible for the Company’s financial reporting process and systems of internal control. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The primary purpose of the Audit Committee is to monitor and oversee these processes, the independence and performance of the Company’s independent auditors and the Company’s internal audit function. It assists the Board of Directors in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, including oversight of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company’s systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements and the Company’s legal compliance and ethics programs as established by management and the Board. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose if deemed necessary. The specific responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was adopted by the Audit Committee on February 13, 2008 and which can be found on our website, www.greenhunterenergy.com under the “Corporate Governance” link.

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          The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Audit Committee may do so by calling the Company’s confidential employee hotline number disclosed on the Company’s website: www.greenhunterenergy.com.
          The Audit Committee met 4 times in 2009 and 2010 concerning activities related to fiscal 2009 matters. The following is a report on the Audit Committee’s activities relating to the fiscal year 2009 activities:
          The Audit Committee:
i.	Reviewed and discussed with the Company’s management, the Company’s audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission (the “Commission”);

ii.	Discussed with the independent auditors the matters required to be discussed pursuant to Statement of Auditing Standards No. 61 (“ SAS 61”), as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants, which include, among other items, matters related to the conduct of the audit of the Company’s financial statements; and

iii.	Received written disclosures and a letter from the independent auditors required by the Independence Standards Board No. 1 (“ISB Standard No. 1”) (which relates to the auditor’s independence from the Company and its affiliates) and discussed with Hein & Associates LLP, the auditor’s independence from the Company. These discussions included a review of all audit and non-audit services provided by the independent auditors to the Company.
          Based on the review and discussion referred to above, the Audit Committee made a recommendation to the Board of Directors that the Company’s audited financial statements be approved and included in the Company’s annual report on Form 10-K for year ended December 31, 2009 filed with the Commission.
Audit Committee:
Ronald D. Ormand
Ronald H. Walker
Compensation Committee
          The Compensation Committee of the Board of Directors is responsible for recommending the types and levels of compensation for executive officers of the Company. The Committee is comprised of two independent, non-employee Directors. Following thorough review and approval by the Committee, decisions relating to executive compensation are reported to and approved by the full Board of Directors. The Compensation Committee, currently composed of Ronald H. Walker, Chairman and Ronald D. Ormand, makes recommendations to the Board of Directors regarding compensation for the Company’s executive officers and administers the Company’s Stock Option Plan. The Compensation Committee met one time in 2009 regarding compensation matters for the Company related to fiscal year 2009.

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Nominating and Corporate Governance Committee
     The Nominating and Corporate Governance Committee of the Board of Directors is comprised of two independent, non-employee Directors. The two members of the Committee are Ronald D. Ormand, Chairman, and Ronald H. Walker, and both are independent under the NYSE AMEX corporate governance listing standards. The Committee’s responsibilities include the following: (i) general corporate oversight, including oversight of the evaluation of the performance of the Board; (ii) identify and interview individuals qualified to become Board members and recommend such individuals to the Board for selection as director nominees for the next annual meeting of stockholders and/or to fill any existing vacancies as they may occur from time to time among the directors; (iii) develop and recommend to the Board a set of corporate governance principles and guidelines applicable to the Company; (iv) develop and recommend to the Board a code of business conduct and ethics applicable to the Company; and (v) develop and recommend to the Board a code of ethics for senior financial officers applicable to the Company’s principal executive officer, principal financial officer, and principal accounting officer or persons performing similar functions. The Committee met one time in 2008.
          The specific responsibilities of the Nominating/Corporate Governance Committee are identified in the Committee’s charter, which is available on the Company’s website at www.greenhunterenergy.com under the “Corporate Governance” link.
The following table sets forth all compensation for the fiscal years ended 2009 and 2008 awarded to, earned by or paid to executive officers of the Company.

								All Other
Name and Principal		Salary	Bonus	Stock Awards		Option Awards		Compensation	Total
Position	Year	($)	($)	($)		($)		($)	($)
Gary C. Evans –	2009	200,000	—	—		125,028	**	12,000
President and CEO*	2008	199,230	200,000	200,000		3,236,640	***	12,000	3,847,870

Jonathan D. Hoopes –	2009	59,615	—	38,309	****	25,872	**	50,000	173,796
President and COO*

David S. Krueger –	2009	200,000	—	—		37,508	**	9,000	246,508
Vice President and CFO	2008	199,230	150,000	150,000		1,011,450	***	9,000	1,519,680

Morgan F. Johnston –	2009	200,000	—	—		37,508	**	9,000	246,508
Sr. Vice President,	2008	199,230	175,000	175,000		1,011,450	***	9,000	1,569,680
General Counsel and Secretary *

*	Mr. Evans acted as the Company’s President and CEO during all of 2008 and the first nine months of 2009. On October 1, 2009, Mr. Jonathan D. Hoopes was hired as the Company’s President and COO. Mr. Hoopes received $50,000 as a relocation expense.

**	Mr. Evans received a stock option grant for 1,000,000 shares, vesting over a three year period at an exercise price of $1.96 on August 26, 2009. Mr. Hoopes received a stock option grant for 500,000 shares, vesting both over time and achieving specific performance goals at an exercise price of $1.41 on December 11, 2009. Mr. Krueger received a stock option grant for 300,000 shares, vesting over a three year period at an exercise price of $1.96 on August 26, 2009. Mr. Johnston received a stock option grant for 300,000 shares, vesting over a three year period at an exercise price of $1.96 on August 26, 2009.

***	Mr. Evans received a stock option grant for 880,000 shares, vesting both over time and achieving specific performance goals at an exercise price of $18.91 on February 13, 2008. As of December 31, 2008, 352,000 options have been forfeited. Mr. Krueger received a stock option grant for 275,000 shares, vesting both over time and achieving specific performance goals at an exercise price of $18.91 on February 13, 2008. As of December 31, 2008, 110,000 options have been forfeited. Mr. Johnston received a stock option grant for 275,000 shares, vesting both over time and achieving specific performance goals at an exercise price of $18.91 on February 13, 2008. As of December 31, 2008, 110,000 options have been forfeited.

****	Mr. Hoopes received a restricted stock grant for 100,000 shares, vesting both over time and achieving specific performance goals on October 1, 2009.

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Outstanding Equity Awards at Fiscal Year-End
The following non-incentive stock options were outstanding to the below named executives at December 31, 2009:

	Number of	Number of
	Securities	Securities
	underlying	underlying
	unexercised options	unexercised options	Exercise Price
Name	exercisable	unexercisable	($/sh)		Expiration Date
Gary C. Evans, CEO	—	1,000,000	1.96		August 26, 2019
	293,334	234,666	18.91		February 13, 2018

Jonathan D. Hoopes, President and	—	500,000	1.41		December 11, 2019
COO

David S. Krueger , Vice President	—	300,000	1.96		August 26, 2019
and CFO	91,666	73,334	18.91		February 13, 2018
	550,000	—	5.00	*	May 5, 2017

Morgan F. Johnston, Sr. Vice	—	300,000	1.96		August 26, 2019
President, General Counsel and	91,666	73,334	18.91		February 13, 2018
Secretary	500,000	—	5.00	*	May 5, 2017

*	There was no public market for our common shares on the date of grant of the option. Accordingly, the amounts set out in this column are based upon the fair market value per common share as estimated by us as at the date of grant of the option, which was $5.00.
Director Compensation
          The following compensation was paid to our independent members of the board of directors for the year ended December 31, 2009:

Fees Earned or Paid
	in Cash	Stock Awards	Option Awards	Total
Name	($)	($)	($)	($)
Ronald D. Ormand	*	—	10,131	10,131
Ronald H. Walker	*	—	12,502	12,502
Renato T. Bertani**	*	—	—	—
James R. Sasser**	*	—	—	—
Robert Zahradnik**	*	—	—	—

*	The Board of Directors has deferred any compensation payments for acting as a Board member until the Company’s performance has improved.

**	Mr. Robert Zahradnik resigned from the Board of Directors on March 18, 2009. Mr. James R. Sasser resigned from the Board of Directors on April 3, 2009. Mr. Bertani resigned from the Board of Directors on June 3, 2009.
        For fiscal 2010, our directors (other than members of our management) will be entitled to receive an annual retainer of $50,000, payable quarterly, plus $1,000 per meeting of our board of directors, $500 per meeting of a committee of the board attended or $250 if such board member attends a board or committee meeting by telephone. These directors will also be reimbursed for all out-of-pocket expenses incurred in their capacities as members of the board. We will also grant new independent directors 100,000 stock options at an exercise price equal to the then market value vesting over a three year period. We currently maintain directors and officers liability insurance coverage with an aggregate policy limit of $5,000,000.

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Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
          The following table sets forth information regarding beneficial ownership of GreenHunter’s common stock as of June 30, 2010 held by (i) each of GreenHunter’s directors and named executive officers; (ii) all directors and named executive officers as a group; and (iii) any person (or group) who is known to GreenHunter to be the beneficial owner of more than 5% of any class of its common stock.
          Unless otherwise specified, the address of each of the persons set forth is in care of GreenHunter Energy, Inc., 1048 Texan Trail, Grapevine, Texas 76051.

	Name of Beneficial	Amount and Nature of
Title of Class	Owner	Beneficial Ownership(1)		Percent of Class(9)
Common Stock	Gary C. Evans	15,981,111	(2)	67.0
Common Stock	Ronald D. Ormand	0		*
Common Stock	Ronald H. Walker	66,667	(3)	*
Common Stock	Jonathan D. Hoopes	150		*
Common Stock	Morgan F. Johnston	596,059	(4)	2.6
Common Stock	David S. Krueger	646,535	(5)	2.8
Common Stock	Investment Hunter, LLC	15,675,401	(6)	66.0
Common Stock	West Coast Opportunity Fund, LLC	2,457,142	(7)	9.9
Common Stock	Southern Ute Growth Fund	1,875,000	(8)	8.4
Common Stock	All officers and directors as a group (6 persons named above)	17,290,522		69.0

*	Less than 1%.

1	Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed below has direct ownership of and sole voting power and investment power with respect to the shares of GreenHunter’s common stock.

2	Includes 14,160,000 shares and 1,515,401 common stock purchase warrants held directly by Investment Hunter, LLC, and 293,334 common stock purchase options at an exercise price of $18.91 per share. Also includes 1,800 shares held by Mr. Evans as custodian for his children. Gary C. Evans owns 100% of the capital stock of Investment Hunter, LLC.

3	Consists of 66,667 common stock purchase options at an exercise price of $10.00 per share.

4	Includes 500,000 common stock purchase options at an exercise price of $5.00 per share, 91,666 common stock purchase options at an exercise price of $18.91 per share and 399 common stock purchase warrants at an exercise price of $27.50 per share.

5	Includes 550,000 common stock purchase options at an exercise price of $5.00 per share, 91,666 common stock purchase options at an exercise price of $18.91 per share and 442 common stock purchase warrants at an exercise price of $27.50 per share.

6	Includes 1,515,401 common stock purchase warrants at an exercise price of $27.50 per share.

7	Consists of 6,750 shares of Series A Preferred Stock convertible into 1,350,000 shares of common stock and 10,575 shares of Series B Preferred Stock convertible into 1,410,000 shares of common stock and 1,823,500 shares of common stock exercisable pursuant to common stock purchase warrants. By agreement, West Coast Opportunity Fund, LLC cannot convert or exercise any securities that cause it to own 10% or more of the common stock of the Company. Paul J. Orfalea, Lance W. Helfert and R. Atticus Lowe have shared voting and investment control over the securities held by West Coast Opportunity Fund, LLC.

8	Includes 625,000 common stock purchase warrants at an exercise price of $27.50 per share.

9	A total of 22,116,464 shares of GreenHunter Energy’s Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each Beneficial Owner below, any options exercisable or securities convertible into common within 60 days have been included in the denominator.

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MANAGEMENT

Name	Age	Offices Held
Morgan F. Johnston	49	Senior Vice President, General Counsel and Secretary
David S. Krueger	60	Vice President and Chief Financial Officer
Morgan F. Johnston – Senior Vice President, General Counsel, and Secretary
          Morgan F. Johnston has served as Senior Vice President, General Counsel and Secretary of the Company since March 1, 2007. From June 2005 until March 1, 2007, Mr. Johnston was a sole practitioner representing clients in corporate and securities law. He previously served as the Senior Vice President, General Counsel and Secretary of Magnum Hunter Resources, Inc. (MHR), a NYSE listed company, from January 1, 2003 to June of 2005. He served as MHR’s Vice President and General Counsel since April 1997 and also served as MHR’s Secretary since May 1996. Magnum Hunter Resources, Inc. was in the business of exploration and production of crude oil and natural gas.
          Mr. Johnston was in private practice as a sole practitioner from May 1996 to April 1997, specializing in corporate and securities law. From February 1994 to May 1996, Mr. Johnston served as General Counsel for Millennia, Inc. and Digital Communications Technology Corporation, two AMEX listed companies. He also previously served as securities counsel for Motel 6 L.P., an NYSE listed company. Mr. Johnston graduated cum laude from Texas Tech Law School in May 1986 and was also a member of the Texas Tech Law Review. He is licensed to practice law in the State of Texas.
David S. Krueger – Vice President and Chief Financial Officer
          David S. Krueger has served as Vice President and Chief Financial Officer of GreenHunter since May 2006. From June 2005 to May 2006, Mr. Krueger was Vice President and Chief Financial Officer for Sulphur River Exploration, Inc. in Dallas, Texas. Sulphur River Exploration, Inc. is an independent oil and gas exploration, production, and operating company.
          Mr. Krueger served as Vice President and Chief Accounting Officer of Magnum Hunter Resources, Inc. from January 1997 to June 2005. Magnum Hunter Resources, Inc. was in the business of exploration and production of crude oil and natural gas. Mr. Krueger acted as Vice President-Finance of Cimarron Gas Holding Co., a gas processing and natural gas liquids marketing company in Tulsa, Oklahoma, from April 1992 until January 1997. Mr. Krueger served as Vice President/Controller of American Central Gas Companies, Inc., a gas gathering, processing and marketing company from May 1988 until April 1992. From 1974 to 1986, Mr. Krueger served in various managerial capacities for Southland Energy Corporation. Mr. Krueger, a certified public accountant, graduated from the University of Arkansas with a B.S. degree in Business Administration and earned his M.B.A. from the University of Tulsa.
Certain Relationships and Related Transactions, and Director Independence
Transactions with Related Persons.
          On January 2, 2007, GreenHunter issued a promissory note in the principal amount of $2.8 million in favor of Investment Hunter, LLC, an entity controlled and 100% owned by Mr. Gary Evans, Chairman and CEO. The note bore interest at the rate of ten percent (10%) per annum simple interest until the outstanding principal balance and any accrued interest are paid in full. Accrued interest was due and payable on December 31, 2007. In December 2007, the note was amended to allow interest due at December 31, 2007 to be added to the principal balance of the note rather than be paid. On January 1, 2008 the note plus accrued interest was renewed and extended through the issuance of a GreenHunter subordinated convertible note in the amount of $3.1 million with interest at an annual rate of 10% first due on December 31, 2008. The note was convertible at the option of the holder into our common stock at a conversion price of $5.00 per share for the original principal balance of $2.8 million and at a conversion price of $12.00 for the $285 thousand of accrued interest rolled into the note. On August 28, 2008, Investment Hunter converted the principal amount of the note into 594,011 shares of GreenHunter common stock and we paid accrued interest in cash.

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          Our loan from Investment Hunter, LLC described above was unanimously approved by our Board of Directors, with Mr. Evans abstaining.
          During 2008, GreenHunter rented an airplane for business use at various times from Pilatus Hunter, LLC, an entity 100% owned by Mr. Evans. Airplane rental expenses totaled $158 thousand for the 2009 year and $409 thousand for the 2008 year.
          During the year ended December 31, 2008, we leased excess office space to Gruy Petroleum Management, LLC, an entity owned 100% by Mr. Evans for $48 thousand.
     The Company currently does not have a written, stand-alone policy for evaluating related party transactions. The Board’s review procedures include evaluating the following:
•	the nature of the relationships among the parties;

•	the materiality of the transaction to the company;

•	the related person’s interest in the transaction; and

•	the benefit of the transaction to the related person and to the company.
          Additionally, in cases of transactions in which a director or executive officer may have an interest, the Board also will evaluate the effect of the transaction on such individual’s willingness or ability to properly perform his or her duties at the company.
STOCKHOLDER’S PROPOSALS AND OTHER MATTERS
          The Company’s management is not aware of any matters other than those set forth in this Proxy Statement which will be presented for action at the meeting. If any other matters should properly come before the meeting, the persons authorized under management’s proxies shall vote and act with respect thereto according to their best judgment.
          Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in the year 2011 must be received by the Company by January 31, 2011, in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting. The Company will bear the cost of the solicitation of the Board of Directors’ proxies for the meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. In addition to the mailing of the proxy material, such solicitations may be made in person or by telephone or telegraph by directors, officers and regular employees of the Company. No additional compensation will be paid to such individuals.

16

Annex
A

GREEN HUNTER ENERGY, INC.
2010 LONG-TERM INCENTIVE COMPENSATION PLAN
This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

GREEN HUNTER ENERGY, INC.
2010 LONG-TERM INCENTIVE COMPENSATION PLAN
Section 1. Purpose
     Green Hunter Energy, Inc. (the “Company”) has established this Green Hunter Energy, Inc. 2010 Long Term Incentive Plan, effective September 15, 2010. The primary purpose of the Plan is to promote the interests of the Company and its shareholders through the (i) attraction and retention of executive officers, key employees, directors and consultants essential to the success of the Company; (ii) motivation of Participants using performance-related incentives linked to long-range performance goals and the interests of Company shareholders; and (iii) enabling of such Persons to share in the long-term growth and success of the Company. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Bonus Stock, and any other Stock Unit Awards or stock-based forms of awards as the Committee, in its sole and complete discretion, may determine to be appropriate in carrying out the intent and purposes of this Plan.
Section 2. Definitions
     When used in this Plan, the following terms shall have the meanings set forth below:
     2.1 “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.
     2.2 “Agreement” means a written agreement between the Company and a Participant implementing an Award, and setting forth the particular terms, conditions and restrictions of each Award. Each Award Agreement shall be subject to the provisions of this Plan (which shall be deemed to be incorporated in each Agreement) and shall contain such provisions as the Committee, in its sole discretion, may authorize. With respect to the grant of an Option, the Agreement may be referred to herein as an “Option Agreement,” and with respect to any other Award hereunder, the Agreement may be referred to herein as an “Award Agreement.”
     2.3 “Award” or “Grant” means a grant under the Plan of Nonstatutory Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Bonus Stock, or other Stock Unit Awards.
     2.4 “Award Date” or “Grant Date” means the date on which an Award is made by the Committee under the Plan.
     2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

     2.6 “Bonus Stock” means an Award granted pursuant to Section 10 of the Plan.
     2.7 “Cashless Exercise” means the exercise of an Option by the Participant through the use of a brokerage firm to make payment to the Company of the Exercise Price either from the proceeds of a loan to the Participant from the brokerage firm or from the proceeds of the sale of Stock issued pursuant to the exercise of the Option, and upon receipt of such payment, the Company delivers the exercised Shares to the brokerage firm.
     2.8 “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:
     (a) Any Person, corporation or other entity or group, including any “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Shares of the Company having 20% or more of the total number of votes that may be cast for the election of directors of the Company; or
     (b) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets, sale of securities, contested election, or any combination of the foregoing (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or
     (c) If at any time: (i) the Company shall consolidate or merge with any other Person and the Company shall not be the continuing or surviving corporation; (ii) any Person shall consolidate or merge with the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be converted into, or exchanged for, stock or other securities of any other Person or cash or any other property; (iii) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person; or (iv) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.
     (d) Notwithstanding the foregoing, in the case of a Restricted Stock Units, Performance Shares, Performance Units or other Awards hereunder that constitute deferred compensation under section 409A of the Code, a change of control shall be deemed to have occurred unless, in addition to facts and circumstances that satisfy one or more of the foregoing requirements also constitute a change of control under Reg. § 1.409A-3(g)(5). It is understood that for such purposes a change of control will require a change in ownership of more than 50 percent of the total fair market value or total voting power of the Stock, the acquisition during a 12-month period ending on the date of the most recent acquisition of Stock possessing 35 percent or more of the total voting power of the stock of the Company, the replacement of a majority of the members of the Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election, or the acquisition during a 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company, determined without regard to any liabilities associated with those assets.
     2.9 “Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.
     2.10 “Committee” means the Compensation Committee of directors appointed by the Board (which may consist of a subcommittee of directors), which shall consist of not less than two members who shall be (i) “non-employee directors” within the meaning of Rule 16b-3 and (ii) unless otherwise determined by the Board, “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code.
     2.11 “Common Stock” or “Stock” means the Common Stock of the Company, or such other security or right or instrument into which such Common Stock may be changed or converted in the future.
     2.12 “Company” means Green Hunter Energy, Inc., including all of its Subsidiaries, or any successor thereto.
     2.13 “Covered Participant” means a Participant who is a “covered employee” as defined in Code Section 162(m)(3) and the regulations promulgated thereunder, and generally understood to mean the chief executive officer of the Company (or a person acting in such capacity) and the four most highly compensated officers of the Company (other than the chief executive officer) on the last day of the Company’s fiscal year, as determined pursuant to the executive compensation disclosure rules under the Exchange Act.
     2.14 “Designated Beneficiary” means the beneficiary designated by the Participant, pursuant to procedures established by the Committee, to receive amounts due to the Participant in the event of the Participant’s death. If the Participant does not make an effective designation, then the Designated Beneficiary will be deemed to be the Participant’s surviving spouse or , if none, the Participant’s estate.
     2.15 “Disability” means (i) inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the receipt of income replacement benefits for a period of not less than 3 months under and accident and health plan covering employees of the Company by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. All decisions by the

Committee relating to a Participant’s Disability (including a decision that a Participant is not disabled) shall be final and binding on all parties.
     2.16 “Employee” means an individual who is employed by the Company or a Subsidiary in an employer-employee relationship as determined under Section 3401(c) of the Code and the regulations thereunder. Unless otherwise required by the Code, the status of an employee shall not be terminated by the grant of an authorized leave of absence or by service in the military forces of the United States for a period of three (3) months or, if longer, during such time as his re-employment rights are protected by statute or contract, provided, in either instance, that such employee returns to active service with the Company at the expiration of such authorized leave or military service
     2.17 “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law as amended from time to time.
     2.18 “Executive Officer” means any employee considered by the Company to be an Executive Officer.
     2.19 “Exercise Price” or “Option Price” means the amount that a Grantee must pay to exercise an Award made to him or her with respect to a Share of Stock under the Plan.
     2.20 “Fair Market Value” means, on any given date, the closing price of Stock as reported on the New York Stock Exchange composite tape on such day or, if no Shares were traded on the New York Stock Exchange on such day, then on the next preceding day that Stock was traded on such exchange, all as reported by The Wall Street Journal or such other source as the Committee may select.
     2.21 “Grantee,” “Optionee,” or “Awardee” means a Person to whom an Award is made under the Plan.
     2.22 “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Section 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Code Section 422.
     2.23 “Key Employee” means an Employee who is an officer or other key employee of the Company or its Subsidiaries as designated or determined by the Committee.
     2.24 “Nonstatutory Stock Option” or “NSO” means an option to purchase Stock, granted under Article 6 herein, which is not intended to qualify as, or constitute an Incentive Stock Option.
     2.25 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option.

     2.26 “Other Stock Unit Award” means awards of Stock or other Awards that are valued in whole or in part by reference to, or are otherwise based on, the value of the Company’s Common Stock.
     2.27 “Participant” means a Person who has been granted an Award under the Plan.
     2.28 “Performance Award” means a performance-based Award made under Section 9 herein, which may be in the form of either Performance Shares or Performance Units.
     2.29 “Performance Criteria” means the objectives established under Section 12 by the Committee for a Performance Period, for the purpose of determining when an Award subject to such objectives has been earned.
     2.30 “Performance Period” means the time period designated by the Committee during which performance goals must be met in order for a Participant to obtain a performance-based Award.
     2.31 “Performance Share” means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 9 herein, the value of which is determined, in whole or in part, by the value of Company Stock in a manner deemed appropriate by the Committee and described in the applicable Agreement.
     2.32 “Performance Unit” means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 9 herein, the value of which is determined, in whole or in part, by the attainment of pre-established Performance Criteria as deemed appropriate by the Committee and described in the Agreement.
     2.33 “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Section 8 herein.
     2.34 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d).
     2.35 “Plan” means the Green Hunter Energy, Inc. 2010 Long-Term Incentive Compensation Plan as herein established and as hereafter amended from time to time.
     2.36 “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Section 8 herein.
     2.37 “Restricted Stock Unit” means a fixed or variable dollar denominated right to acquire Stock or the value thereof, which may or may not be subject to restrictions, contingently awarded under Section 8 of the Plan.

     2.38 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act or any successor rule as amended from time to time.
     2.39 “Section 162(m)” means Section 162(m) of the Code, or any successor section under the Code, as amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.
     2.40 “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.
     2.41 “Stock” or “Shares” means the Common Stock of the Company.
     2.42 “Stock Appreciation Right” means the right of a Grantee, without payment to the Company (except for applicable withholding taxes), to receive the excess of the Fair Market Value per share of the Common Stock on the date on which a Stock Appreciation Right is exercised over the Exercise Price per share as provided in the Award Agreement.
     2.43 “Stock Unit Award” means an award of Common Stock or units granted under Section 11.
     2.44 “Subsidiary” means a corporation in which the Company owns, either directly or through one or more of its Subsidiaries, at least 50% of the total combined voting power of all classes of stock.
Section 3. Administration
     3.1 The Committee. The Plan shall be administered and interpreted by the Committee which shall have full authority, discretion and power necessary or desirable for such administration and interpretation. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In its sole and complete discretion the Committee may adopt, alter, suspend and repeal any such administrative rules, regulations, guidelines, and practices governing the operation of the Plan as it shall from time to time deem advisable. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which Awards may be made and exercised; (ii) to determine the Participants to which Awards shall be made; (iii) to determine all terms and provisions of each Award Agreement, which need not be identical for types of Awards nor for the same type of Award to different Participants; (iv) to construe and interpret all terms, conditions and provisions of the Plan and all Agreements; (v) to establish, amend, or waive rules or regulations for the Plan’s administration; (vi) to accelerate the exercisability of any Award (subject to any restrictions in the Plan), the length of a Performance Period or the termination of any Period of Restriction; and (vii) to make all other determinations and take all other actions necessary or advisable for the administration or interpretation of the Plan. The Committee may seek the assistance or advice of any persons it deems necessary to the proper administration of the Plan.

     3.2 Committee Decisions. Unless strictly and expressly prohibited by law, all determinations and decisions made by the Committee pursuant to the provisions of this Plan shall be final, conclusive, and binding upon all persons, including Participants, Designated Beneficiaries, the Company, its shareholders and employees.
     3.3 Rule 16b-3 and Section 162(m) Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award as it may deem to be advisable or required to satisfy the requirements of Rule 16b-3 or Section 162(m).
Section 4. Eligibility
     4.1 Selection. The Committee shall have sole and complete discretion in determining those Persons who shall participate in the Plan. Except as otherwise provided in the Plan, Participants may be Key Employees of the Company or a Subsidiary, directors of the Company or any Subsidiary, consultants or other independent contractors or other providers of goods and services. The Committee may request recommendations for individual awards from the Company’s Chief Executive Officer and may delegate to the Chief Executive Officer the authority to make Awards to Participants who are not Executive Officers of the Company.
     4.2 Notification and Acceptance of Grant. After the Committee approves the grant of an Award to a Participant, it shall promptly so notify the Participant and make a copy of the Plan available to the Participant. The Participant so notified must indicate his acceptance of the Award by delivering to the Company an executed Award Agreement and such other documents and instruments as the Committee may require within 30 days after receipt of the documentation to be executed or such longer time as specified by the Committee. The Award otherwise granted shall automatically lapse at the expiration of such period if the documents required by the Committee have not been executed and returned.
Section 5. Shares Subject to the Plan
     5.1 Number of Shares. Subject to adjustment as provided for in Section 5.4 below, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 5,000,000 Shares of the Company’s common stock, $.001 par value, which may be in any combination of Options, Restricted Stock, Restricted Stock Units, Performance Shares, Bonus Shares, or Other Stock Unit Award. Shares of Common Stock may be available from the authorized but unissued Shares, Shares issued and reacquired by the Company or Shares purchased in the open market for purposes of the Plan. Except as provided in Sections 5.2 and 5.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.
     5.2 Lapsed Awards or Forfeited Shares. In the event that: (i) any Option or other Award granted under the Plan terminates, expires, or lapses for any reason without having been exercised in accordance with its terms; (ii) Shares issued pursuant to the Awards are canceled or forfeited for any reason; or (iii) Awards are paid in cash, the Shares subject to such Award shall thereafter be again available for grant of an Award under the Plan.
     5.3 Delivery of Shares as Payment. In the event a Participant pays for any Option or other Award granted under the Plan through the delivery of previously acquired shares of Common Stock, the number of shares of Common Stock available for Awards under the Plan shall be decreased only by the difference between the number of Shares issued upon the exercise of such Option or Award and the number of shares surrendered by the Participant. Any increase in the number of shares issuable under the Plan as a result of such payment shall not apply to Incentive Stock Options.
     5.4 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number, type and class of Shares for which Awards thereafter may be made shall be subject to adjustment, if any, as the Committee deems appropriate, based on the occurrence of a number of specified and non-specified events. Such specified events are discussed in this Section 5.4, but such discussion is not intended to provide an exhaustive list of such events which may necessitate adjustments.
     (a) If the outstanding Shares are increased, decreased or exchanged through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution in respect to such Shares, for a different number or type of Shares, or if additional Shares or new or different Shares are distributed with respect to such Shares, an appropriate and proportionate adjustment shall be made in: (i) the maximum number of shares of Stock available for the Plan as provided in Section 5.1 herein; (ii) the type of shares or other securities available for the Plan; (iii) the number of shares of Stock subject to any then outstanding Awards under the Plan; and (iv) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards, but without change in the aggregate purchase price as to which such Options remain exercisable or Restricted Stock releasable.
     (b) In the event other events not specified above in this Section 5.4, such as any extraordinary cash dividend, split-up, reverse split, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event, affect the Common Stock such that an adjustment is necessary to maintain the benefits or potential benefits intended to be provided under this Plan, then the Committee in its discretion may make adjustments to any or all of: (i) the number and type of shares which thereafter may be optioned and sold or awarded or made subject to Stock Appreciation Rights under the Plan; (ii) the grant, exercise or conversion price of any Award made under the Plan thereafter; and (iii) the number and price (including Exercise Price) of each share of Stock (or other kind of shares or securities) subject to the then outstanding Awards. Any increase in the number of shares issuable under the Plan as a result of such adjustments shall not apply to Incentive Stock Options.

     (c) Any adjustment made by the Committee pursuant to the provisions of this Section 5.4 shall be final, binding and conclusive. A notice of such adjustment, including identification of the event causing such adjustment, the calculation method of such adjustment, and the change in price and the number of shares of Stock, or securities, cash or property purchasable subject to each Award shall be sent to each Participant. No fractional interests shall be issued under the Plan based on such adjustments.
Section 6. Stock Options
     6.1 Grant of Stock Options. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant Options to Key Employees as it shall determine in its sole and complete discretion. Each Option granted hereunder shall have such specified terms and conditions detailed in an Option Agreement.
     6.2 Required Terms. Notwithstanding the foregoing, the Option Agreement for each Award of an Option shall specify the following:
     (a) Whether the Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option. Any Option not designated as an Incentive Stock Option shall be treated as a Nonstatutory Stock Option, even if it otherwise meets the requirements of Section 6.4. A single Award may include both Incentive Stock Options and Nonstatutory Stock Options.
     (b) The number of shares to which the Option pertains.
     (c) The exercise price, which may not be less than the Fair Market Value per Share of Stock on the date of grant.
     (d) The term of the Option, which may not exceed 10 years from the date of grant. The Agreement may provide for the Option to be terminated upon termination of employment, death or disability.
     (e) The time at which the Option may be exercised.
     (f) Any conditions on vesting or exercisability, including but not limited to service or Performance Criteria.
     (g) Any other terms or conditions approved by the Committee.
     6.3 Employment, Noncompetition, etc. Without limiting the generality of paragraph 6.2(f), the grant or exercise of an Option may be conditioned upon the Grantee’s agreement to remain in the employment or service of the Company or a Subsidiary, refrain from competing with the Company or a Subsidiary, not disclose trade secrets or other confidential information, or other restrictions and covenants on the actions of the Grantee either prior to or after exercise of the Option as determined by the Board, so long as any such additional restrictions and conditions are consistent with the terms of this Plan.

     6.4 Additional Terms Applicable to Incentive Stock Options
     (a) An Incentive Stock Option may be granted only to a person who at the time of grant is an Employee (including officers and directors who are employees).
     (b) If an Incentive Stock Option is to be granted to a person who, immediately before an Option is granted, directly or indirectly (within the meaning of section 424 of the Code and the regulations promulgated thereunder) possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, determined in accordance with sections 422 and 424 of the Code, or any successor provisions, and the regulations promulgated thereunder, then (i) the Exercise Price for the shares subject to such Award shall be at least 110% of the Fair Market Value of the Common Stock subject to such Award on the date of the Award and (ii) such Award may not be exercised after the expiration of five (5) years from the date the Award is granted.
     (c) To the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable hereunder for the first time by any Grantee during any one calendar year (under this Plan and all other stock option plans of the Company or any Subsidiary corporation of the Company) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. For purposes of this paragraph, Options shall be taken into account in the order in which they were granted unless otherwise required by the Code.
     (d) Each Grantee of an Incentive Stock Option shall, if stock acquired upon exercise of an Option is disposed of by a Grantee in a disqualifying disposition, within the meaning of Section 422 of the Code, notify the Company in writing of the date and terms of such disposition. Pursuant to Section 422 of the Code, in no event may an Option be treated as an ISO if it is exercised more than three (3) months after the date of the Grantee’s termination of employment (other than for death or disability, as defined below). A disqualifying disposition by a Grantee shall not affect the status of any other Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.
     (e) Options shall be nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Grantee only by the Grantee (or in the event of his disability (as defined in section 22(e)(3) of the Code), by his guardian or legal representative) and after his death, only by the Grantee’s legal representatives, heirs, legatees, or distributees.
     6.5 Procedure for Exercise of Options.
     (a) Options shall be exercised by the delivery of a written notice from the Participant to the Company in a form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment or provision for full payment for the Shares. The Option Price shall be payable to the Company in full in cash, or its equivalent, or by delivery of Shares of Stock (not subject to any security interest or pledge) having a Fair Market Value at the time of exercise equal to the Exercise Price of the Shares, or by a combination of the foregoing. In addition, at the request of the Participant, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a Cashless Exercise of the Option. As soon as practicable, after receipt of written notice and full payment of the Option Price, the Company shall deliver to the Participant a stock certificate or other evidence of Stock ownership evidencing the number of Shares with respect to which the Option was exercised.
     (b) The Committee may require that a minimum number of shares be exercised with respect to such partial exercise of Awards granted under the Plan. Except as otherwise expressly provided in writing by the Committee, an Option may not be exercised for a fractional share of Common Stock.
     (c) If the Grantee has been granted both Incentive Stock Options and Nonstatutory Stock Options, the exercise must specify which Options are being exercised. In the event that the exercise of an Option is treated in part as the exercise of an ISO and in part as the exercise of a Nonstatutory Stock Option, the Company shall issue a certificate evidencing the shares of Common Stock treated as acquired upon the exercise of an ISO and a separate certificate evidencing the shares of Common Stock treated as acquired upon the exercise of a Nonstatutory Stock Option, and shall identify each such certificate accordingly in its stock transfer records. If the shares are not certificated at the time of issuance of any shares, the Company shall cause the appropriate entries to be made on is stock records and provide evidence of ownership to the Optionee who has exercised the Option.
     (d) All shares of Common Stock issued under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws or regulations. The Board may cause a legend or legends to be put on any certificates to include or make appropriate reference to such restrictions and may place similar restrictions on the records or documents evidence shares of Stock for which no certificates are issued.
Section 7. Stock Appreciation Rights
     7.1 Grant of Stock Appreciation Rights.
     (a) The Committee may grant Stock Appreciation Rights to Participants. The Committee is authorized to grant Stock Appreciation Rights either independently of an Option (“Stand-alone SARs”) or in tandem with an Option (“Tandem SARs”). An

Award of Stock Appreciation Rights shall be reflected in an Award Agreement that contains all applicable provisions of Section 6. In the absence of any designation, Stock Appreciation Rights shall be presumed to be Tandem SARs.
     (b) A Tandem SAR shall pertain to, and be granted only at the same time and in conjunction with, a related underlying Option granted under this Plan. The number of shares of Common Stock subject to the Tandem SAR may be all or part of the shares subject to the related Option, as determined by the Committee. The Tandem SAR shall be exercisable only to the same extent and subject to the same conditions as the Option related thereto are exercisable under the Plan unless and until the Committee imposes additional conditions upon the grant or exercise of such Stock Appreciation Rights. The exercise, lapse or forfeiture of a Tandem SAR shall cancel an equal number of Options and vice versa.
     (c) A Stand-alone SAR may be exercisable upon such terms and conditions as the Committee shall establish but, unless specifically provided by the Award Agreement, will not be tied to any underlying Option. The exercise, lapse or forfeiture of a Stand-alone SAR will not cancel any Options awarded to a Grantee nor will the exercise, lapse or forfeiture of an Option cancel any Stock Appreciation Rights. However, the exercise of a Stock Appreciation Right will reduce the number of shares of Common Stock available for issuance under the Plan.
     (d) No Stock Appreciation Rights granted under the Plan may be exercisable after the expiration of ten years from the Grant Date.
     7.2 Exercise Price. The exercise price of each share subject to a Stock Appreciation Right shall be determined at the time of grant by the Committee, subject to the limitation that the grant price shall not be less than 100% of Fair Market Value of a share of Common Stock on the Grant Date.
     7.3 Exercise. Stock Appreciation Rights shall be exercised by the delivery of a written notice from the Participant to the Company in a form prescribed by the Committee. Upon such exercise, the Participant shall be entitled to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the Exercise Price thereof multiplied by the number of Shares for which the Stock Appreciation Right was granted.
     7.4 Payment. Payment upon exercise of the Stock Appreciation Right shall be in the amount of the full Exercise Price therefore, and shall be made in the form of cash, cash installments, Shares of Common Stock, or a combination thereof, as determined in the sole and complete discretion of the Committee. However, if any payment in the form of Shares results in a fractional share, such payment for the fractional share shall be made in cash.

Section 8. Restricted Stock and Restricted Stock Units
     8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant shares of Restricted Stock and Restricted Stock Units under the Plan to such Participants, and in such amounts and for such duration and/or consideration as it shall determine.
     8.2 Restricted Stock Award Agreement. Each Restricted Stock and Restricted Stock Unit granted hereunder shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the conditions which must be satisfied prior to removal of the restriction, the number of Shares of Restricted Stock or Restricted Stock Units granted, payment terms for each such Award (e.g. whether the Award will be paid in shares of Stock, cash or a combination thereof, and whether payment will be in a lump sum or installments), and such other provisions as the Committee shall determine. The Committee may specify, but is not limited to, the following types of restrictions in the Award Agreement: (i) continuation in employment or in a particular position with the Company or any Affiliate, (ii) restrictions on acceleration or achievement of terms or vesting based on any Performance Criteria, including, but not limited to, absolute or relative increases in total shareholder return, revenues, sales, net income, or net worth of the Company, any of its Subsidiaries, divisions, business units or other areas of the Company; and (iii) any other restrictions which the Committee may deem advisable, including requirements established pursuant to the Securities Act, the Exchange Act, the Code and any securities trading system or stock exchange upon which such Shares under the Plan are listed. A Restricted Stock or Restricted Stock Unit granted hereunder shall be considered forfeitable until such conditions are satisfied or waived by the Committee.
     8.3 Nontransferability. Except as provided in this Section 8, the Shares of Restricted Stock or Restricted Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the applicable Award Agreement. All rights with respect to the Restricted Stock and Restricted Stock Units granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.
     8.4 Removal of Restrictions. Except as otherwise noted in this Section 8, Restricted Stock and Restricted Stock Units covered by each Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee.
     8.5 Voting Rights. During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan may exercise full voting rights with respect to those shares.
     8.6 Dividends and Other Distributions. During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan shall be entitled to receive all dividends and other distributions paid with respect to those Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were distributed. No dividend or distribution shall be made with respect to Restricted Stock Units.
     8.7 Additional Restrictions on Restricted Stock Units. For purposes of Section 409A of the Code, a Participant shall have a legally binding right to a Restricted Stock Unit on the date that an Award Agreement signed by the Grantee covering such Award is returned to the Company. Any amount payable upon exercise of the Restricted Stock Unit (whether paid in cash, shares of stock or a combination of cash and stock) shall be paid to the Grantee on a date selected by the Company but not later than 2 1/2 months after the close of the year in which the conditions to which the Restricted Stock Unit are subject are satisfied. Payment with respect to a Restricted Stock Unit may not be postponed or exchanged for any other type of benefit. Payment with respect to a Restricted Stock Unit may not be accelerated except in the case of the death or Disability of the Participant or a Change of Control.
Section 9. Performance Awards
     9.1 Grant of Performance Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may issue Performance Awards in the form of either Performance Units or Performance Shares to Participants subject to the Performance Criteria, Performance Period and other consideration or restrictions as it shall determine. The Committee shall have complete discretion in determining the number and value of Performance Units or Performance Shares granted to each Participant.
     9.2 Value of Performance Awards. The Committee shall determine the number and value of Performance Units or Performance Shares granted to each Participant as a Performance Award. The Committee shall set Performance Criteria in its discretion for each Participant who is granted a Performance Award. The extent to which such Performance Criteria are met will determine the value of the Performance Unit or Performance Share to the Participant. Such Performance Criteria may be particular to a Participant, may relate to the performance of the Company or Subsidiary which employs him or her, may be based on the division or business unit which employs him or her, may be based on the performance of the Company and its Subsidiaries generally, or any combination of the foregoing. The Performance Criteria may be based on achievement of balance sheet or income statement objectives, or any other objectives established by the Committee. The Performance Criteria may be absolute in their terms or measured against, or in relationship to, other companies comparably, similarly or otherwise situated. The terms and conditions of each Performance Award will be set forth in an Award Agreement.
     9.3 Settlement of Performance Awards. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof based on the degree to which the Performance Criteria established by the Committee and set forth in the Award Agreement have been satisfied.

     9.4 Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of the Performance Award shall be made in cash, Stock, or a combination thereof and may be made in a lump sum or installments all as determined by the Committee and set forth in the related Award Agreement.
     9.5 Time of Settlement of Performance Units. For purposes of Section 409A of the Code, a Participant shall have a legally binding right to the Performance Unit or Performance Share on the date that an Award Agreement signed by the Grantee covering such Award is returned to the Company. Any amount payable upon settlement of a Performance Unit or Performance Share (whether paid in cash, shares of stock or a combination of cash and stock) shall be paid to the Grantee on a date selected by the Company but not later than 2 1/2 months after the close of the year in which the conditions to which the Performance Unit or Performance Share are subject are satisfied. Payment with respect to a Performance Unit or Performance Share may not be postponed or exchanged for any other type of benefit. Payment with respect to a Performance Unit or performance Share may not be accelerated except in the case of the death or Disability of the Participant or a Change of Control
Section 10. Bonus Stock
Subject to the terms and provisions of the Plan and applicable law, the Committee may, at any time and from time to time, award shares of Bonus Stock to Participants under the Plan without cash consideration. The Committee shall determine and indicate in the related Award Agreement whether such shares of Bonus Stock shall be unencumbered of any restrictions (other than those which the Committee deems necessary or advisable to comply with law) or shall be subject to restrictions and limitations similar to those referred to in Section 9. In the event the Committee assigns any restrictions on the shares of Bonus Stock, then such shares shall be subject to at least the following restrictions:
(i)	No Shares of Bonus Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated if such Shares are subject to restrictions which have not lapsed or been satisfied.

(ii)	If any condition of vesting of the shares of Bonus Stock is not met, all such Shares subject to such vesting shall be delivered to the Company (in a manner determined by the Committee) within 60 days of the failure to meet such conditions without any payment from the Company.
Section 11. Other Stock Based Awards
     11.1 Grant of Other Stock Based Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee may, at any time and from time to time, issue to Participants, either alone or in addition to other Awards made under the Plan, Stock Unit Awards which may be in the form of Common Stock or other securities. The value of each such Award shall be based, in whole or in part, on the value of the underlying Common Stock on the Grant Date. The Committee, in its sole and complete discretion, may determine that an Award, either in the form of a Stock Unit Award under this Section 11 or as an Award granted pursuant to Sections 6 through 10, may provide to the Participant (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award. Subject to the provisions of the Plan, the Committee, in its sole and complete discretion, shall determine the terms, restrictions, conditions, vesting requirements, and payment rules of the Award. The Award Agreement shall specify the rules of each Award as determined by the Committee. However, each Stock Unit Award need not be subject to identical rules. No Stock Award may contain any feature for the deferral of compensation unless the terms thereof are provided in the Agreement.
     11.2 Rules. The Committee, in its sole and complete discretion, may grant a Stock Unit Award subject to the following rules:
     (a) To the extent Stock Unit Awards are deemed to be derivative securities within the meaning of Rule 16b-3, the rights of a Participant who is subject to Section 16 of the Exchange Act with respect to such Awards shall not vest or be exercisable until the expiration of at least six months from the Award Date. All rights with respect to such Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.
     (b) Stock Unit Awards may require the payment of cash consideration by the Participant in receipt of the Award or provide that the Award, and any Common Stock or other securities issued in conjunction with the Award, be delivered without the payment of cash consideration.
     (c) The Committee, in its sole and complete discretion, may establish certain Performance Criteria that may relate in whole or in part to receipt of Stock Unit Awards.
     (d) Stock Unit Awards may be subject to a deferred payment schedule and/or vesting over a specified period; provided, however, that unless specifically provided by the Agreement, no payment of a Stock Unit Award may be postponed beyond the 15th day of the third month of the calendar year following the year in which such Stock Unit Award ceased to be subject to a substantial risk of forfeiture.
     (e) The Committee, in its sole and complete discretion, as a result of certain circumstances, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on a Stock Unit Award.

Section 12. Special Provisions Applicable to Covered Participants
     12.1 Priority of this Section. Each Award to a Covered Participant shall be governed by the conditions of this Section 12 in addition to the requirements for specific types of Awards provided in Sections 6 through 11 above. Should conditions set forth under this Section 12 conflict with the requirements of Sections 6 through 11, the conditions of this Section 12 shall prevail.
     12.2 Performance Criteria. All Performance Criteria relating to Covered Participants for a relevant Performance Period shall be established by the Committee in writing not less than 90 days prior to the beginning of the Performance Period, or by such other later date for the Performance Period as may be permitted under Section 162(m) of the Code. The Performance Criteria to be used for purposes of such Awards may include any one or more of the following business criteria or such other criteria as established by the Committee:
(i)	Earnings either in the aggregate or on a per-share basis (basic or diluted), before or after taxes, before or after depreciation and amortization, and before or after interest expense;

(ii)	Net income (before or after taxes);

(iii)	Operating income;

(iv)	Cash flow;

(v)	Working capital;

(vi)	Return on assets, invested capital, equity, or sales;

(vii)	Share price (including increases in price, total stockholder return, or attainment by the Shares of a specified value for a specified period of time);

(viii)	Reductions in costs or expense levels;

(ix)	Net economic value;

(x)	Economic value added;

(xi)	Debt to capital ratio;

(xii)	Profit return and margins.
     12.3 Additional Requirements for Award Agreements for Covered Participants. Each Award Agreement for a Covered Participant shall provide such terms and conditions as necessary to comply with Section 162(m). The compensation payable to a Covered Employee under an Award Agreement may not be increased subsequent to the Grant Date either pursuant to the terms of the Award Agreement or by the exercise of any discretion by the Committee.
     12.4 Without limiting the generality of the foregoing, all Awards to Covered Participants shall be subject to the following restrictions.
     (a) The Committee may measure any one or more of the Performance Criteria based on the Company and a whole or on any one or more Subsidiaries or other business units.
     (b) The Performance Criteria must be objective and must satisfy third party “objectivity” standards under Code Section 162(m), and the regulations promulgated thereunder.
     (c) The Performance Criteria shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.
     (d) The Award and payment of any Award under this Plan to a Covered Participant with respect to a relevant Performance Period shall be contingent upon the attainment of the Performance Criteria that are applicable to such Award. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Criteria have been satisfied. Resolutions adopted by the Committee may be used for this purpose.
     (e) The aggregate maximum Awards that may be paid (in cash or in shares of Stock or a combination thereof) to any Covered Participant under the Plan pursuant to Sections 8, 9, 10 and 11 during any calendar year shall be an amount equivalent to the fair market value of 100,000 shares of Stock, such fair market value to be determined as of the first day of such calendar year.
     (f) All Awards to Covered Participants under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purposes of this Section 12.
Section 13. Change In Control
     Notwithstanding any other provision of this Plan, in the event of a Change in Control: (i) all outstanding Options shall immediately become fully vested and exercisable; (ii) all Periods of Restriction shall be deemed to have been completed; (iii) all Performance Criteria shall be deemed to have been satisfied in full; and (iv) all other restrictions of any kind applicable to all outstanding Awards shall be deemed to have lapsed or been satisfied in full; provided that none of the effects described in (i) — (iv) above shall occur if the Change in Control, or the transaction, event or occurrence causing the Change in Control was duly and effectively approved in advance by the affirmative vote of a majority of the Company’s Board of Directors.

Section 14. General Provisions
     14.1 Plan Term. The Plan was adopted by the Board on September 15, 2010, subject to the approval of shareholders within one year thereafter. For purposes of Section 422 of the Code, the date of approval of the Plan shall be the date of the Board’s approval. The Plan shall terminate ten (10) years after that date unless sooner terminated as provided herein; however, all Awards made prior to, and which are outstanding on such date, shall remain valid in accordance with their terms and conditions.
     14.2 Withholding. The Company shall have the right to deduct or withhold, or require a Participant to remit to the Company, any taxes required by law to be withheld from Awards made under this Plan. In the event an Award is paid in the form of Common Stock, the Committee may require the Participant to remit to the Company the amount of any taxes required to be withheld from such payment in Common Stock, or, in lieu thereof, the Company may withhold (or the Participant may be provided the opportunity to elect to tender) the number of shares of Common Stock equal in Fair Market Value to the amount required to be withheld.
     14.3 Nontransferability. Except with respect to Nonstatutory Stock Options, no Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution. Further, no lien, obligation, or liability of the Participant may be assigned to any right or interest of any Participant in an Award under this Plan.
     14.4 No Right to Employment. Neither the Plan, nor any Award made, or any other action taken, hereunder shall be construed as giving any Participant or other person any right of employment or continued employment or service with the Company or any Subsidiary or Affiliate.
     14.5 Rights as Shareholder. Subject to the terms and conditions of each particular Award, no Participant or Designated Beneficiary shall be deemed a shareholder of the Company nor have any rights as such with respect to any shares of Common Stock to be provided under the Plan until he or she has become the holder of such shares.
     14.6 Construction of the Plan. The Plan and all Agreements shall be governed, construed, interpreted and administered in accordance with the laws of the State of Texas. In the event any provision of the Plan or any Agreement shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, portion of provision or Plan overall, which shall remain in full force and effect as if the Plan had been absent the invalid, illegal or unenforceable provision or portion thereof.
     14.7 Amendment of Plan. The Committee or the Board of Directors may amend, suspend, or terminate the Plan or any portion thereof at any time, provided such amendment is made with shareholder approval if and to the extent such approval is necessary to comply with any legal requirement, including for these purposes any approval requirement which is a requirement for the performance-based compensation exception under Code Section 162(m).
     14.8 Amendment of Award. In its sole and complete discretion, the Committee may at any time amend any Award for the following reasons: (i) additions and/or changes are made to the Code, any federal or state securities law, or other law or regulations applicable to the Award; or (ii) any other event not described in clause (i) occurs and the Participant gives his or her consent to such amendment.
     14.9 Exemption from Computation of Compensation for Other Purposes. By acceptance of an applicable Award under this Plan, subject to the conditions of such Award, each Participant shall be considered in agreement that all shares of Stock sold or awarded and all Options granted under this Plan shall be considered extraordinary, special incentive compensation and will not be included as “earnings,” “wages,” “salary” or “compensation” in any pension, welfare, life insurance, or other employee benefit arrangement of the Company unless expressly provided otherwise in one or more of such arrangements.
     14.10 Legend. In its sole and complete discretion, the Committee may elect to legend certificates representing Shares sold or awarded under the Plan, to make appropriate references to the restrictions imposed on such Shares.
     14.11 Certain Participants. All Award Agreements for Participants subject to Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Committee in its discretion determines that any such Award should not be governed by Rule 16b-3. All performance-based Awards to Covered Participants shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Committee, in its discretion, determines that any such Award is not intended to qualify for the exemption for performance-based compensation under Code Section 162(m).
     14.12 Unfunded Plan. The Plan is not intended to be a plan of deferred compensation subject to ERISA. Except for Restricted Stock Units, Performance Units and Performance Shares, this Plan is not intended to constitute to be a plan of deferred compensation for purposes of Section 409A of the Code.
     EXECUTED effective as of the 15th day of September, 2010.

GREEN HUNTER ENERGY, INC.
By:	/s/ Morgan F. Johnston
Title: Senior Vice President

REVOCABLE PROXY
GREENHUNTER ENERGY, INC.
1048 Texan Trail, Grapevine, TX 76051
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held October 29, 2010. The proxy statement and annual report to stockholders are available at: www.greenhunterenergy.com and www.shareholdervote.info
     The undersigned hereby appoints Gary C. Evans and Morgan F. Johnston, or either of them, with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of GreenHunter Energy, Inc., (the “Company”) to be held on Friday, October 29, 2010, at our corporate office located at 1048 Texan Trail, Grapevine, TX 76051 at 10:30 a.m., Central Daylight Time, and any and all adjournments or postponements thereof, with respect to the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which come before the meeting.
(1)	To elect two (2) Directors for a term of three (3) years each or until their respective successors are duly qualified and elected;

[ ] FOR [ ] AGAINST [ ] FOR ALL EXCEPT (See instructions below.)
Nominees:
Class I: Ronald H. Walker [    ]
Class I: Jonathan D. Hoopes [    ]
Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold, as shown here: [X]
(2)	To consider and vote upon a proposal by the Board of Directors to ratify the Company’s 2010 Long-Term Incentive Compensation Plan;

[ ] FOR [ ] AGAINST [ ] ABSTAIN

(3)	To ratify the appointment of Hein & Associates as the Company’s independent auditors to examine the accounts of the Company for the fiscal year ending December 31, 2010; and

[ ] FOR [ ] AGAINST [ ] ABSTAIN

(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

Your Board of Directors unanimously recommends a vote FOR the proposals set forth above
(Continued and to be signed on the reverse side)

(Continued from other side)
This Proxy will be voted at the Special Meeting or any adjournment or postponement thereof as specified. If no specifications are made, this Proxy will be voted FOR the proposals as set forth above. This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

Date: , 2010

(Signature)

(Please print your name)
     (Please sign name as fully and exactly as it appears opposite. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by an authorized person.)
PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY
AT THE ADDRESS STATED ON THE RETURN ENVELOPE.